USCF ETF TRUST

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN)

Supplement dated December 18, 2019

to the prospectus of USCF SummerHaven SHPEN Index Fund

dated October 30, 2019

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Change in Portfolio Manager

Effective January 1, 2020, Ashraf R. Rizvi will be no longer be a portfolio manager of the Fund. Accordingly, the references to Mr. Rizvi as a portfolio manager of the Fund on pages 5 and 15 of the Prospectus will be removed at that time.

Effective January 1, 2020, Jake DeSantis will be named a portfolio manager of the Fund and the following disclosure will be added to page 5 of the Prospectus:

Jake DeSantis (the Sub-Adviser), a Portfolio Manager of the Sub-Adviser, has been a Portfolio Manager of the Fund since January 2020.

Effective January 1, 2020, the following disclosure will be added to page 15 of the Prospectus:

Jake DeSantis joined the Sub-Adviser’s trading department in 2017. Previously, he was Head of Global Commodities at AIG Financial Products, which encompassed diversified index and custom strategy swaps, structured finance of metals and grains, and structured energy investment hedging. Mr. DeSantis represented AIG-FP on the Market Risk Committee of Tenaska Marketing Ventures, a U.S. natural gas storage and transportation trading concern. He also ran Global Equity Derivatives trading at AIG-FP and served on AIG-FP’s Executive Steering Committee. Prior to this, Mr. DeSantis ran U.S. Equity Derivatives Trading at UBS. He began his trading career on the floors of the AMEX and CBOE as an options market-maker with O’Connor & Associates. Mr. DeSantis earned a B.S. and M.S. in Materials Science and Engineering from Massachusetts Institute of Technology (MIT) and researched low-temperature deposition processes at the Los Alamos National Laboratory.

Updated Privacy Policy

The following privacy policy has been updated as of December 16, 2019 to account for the new California Consumer Privacy Act and will be effective as of January 1, 2020. It replaces the “Privacy Policy” section of the Prospectus for BUYN found on pages 25 and 26:

USCF ADVISERS LLC

USCF MUTUAL FUNDS TRUST

USCF ETF TRUST

PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: December 16, 2019

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), the USCF ETF Trust (the “ETF Trust”), the USCF Mutual Funds Trust (the “Mutual Funds Trust” and together with the ETF Trust, the “Trusts”), and each series of the Trusts (individually, a “Fund” and together, the “Funds”, as set forth in Appendix A, which may be amended from time to time) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trusts may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trusts do not sell or rent investor information of the Funds. The Company and the Trusts only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trusts may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trusts of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trusts hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trusts maintains safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trusts share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trusts applies to both current and former Fund investors. The Company and the Trusts will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trusts may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

USCF ADVISERS LLC
USCF ETF TRUST
USCF MUTUAL FUNDS TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”), THE USCF ETF TRUST AND THE USCF MUTUAL FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

USCF ADVISERS LLC USCF ETF TRUST USCF MUTUAL FUNDS TRUST Privacy Notice
What we do
How do the Company and the Trusts protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the Trusts collect my personal information?

We collect your personal information, for example, when you

■        open an account

■        provide account information

■        give us your contact information

■        make a wire transfer

■        tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■         sharing for affiliates’ everyday business purposes - information about your creditworthiness

■         affiliates from using your information to market to you

■         sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the Trusts do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the Trusts do not conduct joint marketing.

Please retain this supplement for future reference.